Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1A	X
Schedule of Professional Fees Paid	MOR-1B	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X	X
Listing of aged accounts payable	MOR-4	X	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR- 5A	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

11/30/2017
Signature of Authorized Individual*	Date

Alan D. Holtz	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

Notes to the Monthly Operating Report

The Monthly Operating Report includes the activity for the following debtors:

Debtor	Case Number
Appvion, Inc.	17 - 12082
Paperweight Development Corp	17 - 12083
PDC Capital Corp	17 - 12084
Accounts Receivables Funding I LLC	17 - 12085
APVN Holdings LLC	17 - 12086

General Notes:

The financial statements contained in this Monthly Operating Report (“MOR”) include, for each of the Debtors, the balance sheet as of October 29, 2017 and the statement of operations for the period from October 2, 2017 through October 29, 2017. The MOR has been prepared to fulfill the monthly reporting requirements applicable in these chapter 11 cases as set forth by the Office of the United States Trustee. The information contained herein is unaudited, is limited in scope, and is subject to change. Certain information and notes normally included in financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) have been omitted.

Notes to MOR 1:

Receipts

Receipts for Appvion, Inc. include collections from the sale of paper products as well as intercompany transfers from Accounts Receivable Funding I LLC (“ARF”), a Debtor, and Appvion Canada, Inc., a non-Debtor. Amounts transferred from Appvion Canada, Inc. reflect CAD-denominated collections less disbursements related to Appvion Canada, Inc. operations.

Disbursements

Categories of payments made during the period include both those which have cleared the bank and those which have not. For financial reporting purposes, any outstanding payment is not deemed to be a disbursement, and thus the amount of such activity has been added back to the categorized amounts. This is reflected in a single line item.

The “Unclassified” line item includes spend for vendors not specifically broken out in other categories.

Notes to MOR 1A:

The Debtors prepare bank reconciliations for all open and active bank accounts on a monthly basis. Check registers and/or disbursement journals are maintained for each disbursement account within the Debtors’ financial accounting systems. Bank statements and reconciliations for all open and active bank accounts are retained by the Debtors and are available upon request by the

United States Trustee’s office.

This schedule excludes the following restricted cash accounts at Fifth Third Bank:

1.	Utility account xxxxxx2899 (balance at 10/29/17 of $800.0k)

2.	Cash collateral for existing L/Cs xxxxxx2865 (balance at 10/29/17 of $5,040.9k)

Notes to MOR 2:

Accrual Basis

The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

Notes to the Monthly Operating Report

Notes to MOR 3:

The balance sheet is presented without intercompany eliminations. Receivable and payable balances related to affiliates include both Debtor and non-Debtor entities.

Prepetition and Postpetition Liabilities

Current liabilities at Appvion, Inc. reflect postpetition liabilities. The Debtors’ current estimate of prepetition liabilities of Appvion, Inc. is included in the “Liabilities Subject to Compromise.” These estimates for Appvion, Inc., as well as liabilities of other Debtors, remain subject to analysis for further reclassification as prepetition or postpetition.

Restricted Cash

Restricted cash includes $800k in a segregated utility account and $5,040.9k in a segregated L/C cash collateral account.

Notes to MOR 4:

Postpetition Taxes

The Debtors are current with respect to payment of all undisputed postpetition taxes.

Tax Returns

No tax returns, including IRS Form 6123, were filed during the reporting period.

Accounts Payable

The postpetition balances include:

1)	Open and outstanding invoices that have been entered into the Debtors’ accounts payable system, and

2)	Estimates for amounts due but not yet invoiced

As of October 29, 2017, all postpetition obligations have been paid current, although some invoices have been held pending required court approvals or final determination and reconciliation of pre vs. postpetition amount with the vendor.

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For the Period October 2, 2017 through October 29, 2017

(Unaudited)

In Thousands USD	Appvion, Inc.	Paperweight Development Corp	PDC Capital Corp	Accounts Receivables Funding I LLC	APVN Holdings LLC
Operating Receipts:
Collections	$11,469	$—	$—	$34,012	$—
Intercompany Transfer (Debtor)	31,138	—	—	—	—
Intercompany Transfer (non-Debtor)	3,307	—	—	—	—
Less Deposits in Transit	(2,392)	—	—	—	—

Total Operating Receipts	$43,523	$—	$—	$34,012	$—
Operating Disbursements:
Payroll & Taxes	$(8,131)	$—	$—	$—	$—
Pension	(1,521)	—	—	—	—
Materials	(28,908)	—	—	—	—
Repairs & Maintenance	(88)	—	—	—	—
Utilities	(1,263)	—	—	—	—
Freight	(1,479)			—
Insurance	(1,873)	—	—	—	—
IT & Professional Services	(102)	—	—	—	—
Customer Rebates	(2,574)	—	—	—	—
Unclassified	(2,440)	—	—	—	—
Intercompany Transfer (Debtor)	—	—	—	(31,138)	—
Intercompany Transfer (non-Debtor)	—	—	—	(3,968)	—
Add outstanding checks and payments in transit	4,394	—	—	—	—

Total Operating Disbursements	$(43,986)	$—	$—	$(35,106)	$—
Non-Operating Cash Flows:
Restructuring Professional Fees	$(233)	$—	$—	$—	$—
KERP / KEIP	—	—	—	—	—
CapEx	(22)	—	—	—	—
Cash Collateral and L/Cs	(13,054)	—	—	—	—
Interest / Fees	(794)	—	—	—	—
A/R Securitization Payoff	(24,146)	—	—	—	—
Other	—	—	—	—	—

Total Non-Operating Cash Flows	$(38,249)	$—	$—	$—	$—
Total Disbursements	$(82,235)	$—	$—	$(35,106)	$—
Net Cash Flow	$(38,712)	$—	$—	$(1,094)	$—
Beginning Cash Balance	$6,801	$—	$—	$1,774	$—
Net Cash Flow	(38,712)	—	—	(1,094)	—
Drawdown/Paydown (+/-)	48,919	—	—	—	—

Ending Cash Balance	$17,008	$—	$—	$681	$—

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 1A

BANK RECONCILIATIONS

As of October 29, 2017

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

In Thousands USD

Debtor	Bank	Account No.	Cash (Book Balance)	Outstanding Checks	Outstanding Deposits	Other	Cash (Bank Balance)
Appvion, Inc.	Fifth Third Bank	xxxxxx2579	$18,233	$0	$27	($152)	$18,107
Appvion, Inc.	Fifth Third Bank	xxxxxx1944	0	0	0	0	0
Appvion, Inc.	Fifth Third Bank	xxxxxx7683	(2,313)	0	2,365	(1)	51
Appvion, Inc.	Fifth Third Bank	xxxxxx1886	0	0	0	0	0
Appvion, Inc.	Fifth Third Bank	xxxxxx1829	0	0	0	0	0
Appvion, Inc.	Citibank London	xxxx4967	852	0	0	(0)	852
Appvion, Inc.	Citibank London	xxxx1378	172	0	0	(3)	169
Appvion, Inc.	BMO Bank	xxx431	8	0	0	0	8
Appvion, Inc.	BMO Bank	xxxx8807	56	0	0	(1)	55
Total			$17,008	$0	$2,392	($157)	$19,243
Accounts Receivables Funding I LLC	Royal Bank of Canada	xxx8812	$138	$0	$0	($4)	$134
Accounts Receivables Funding I LLC	Royal Bank of Canada	xxx4107	70	0	0	0	70
Accounts Receivables Funding I LLC	Fifth Third Bank	xxxxxx8457	473	0	0	0	473
Accounts Receivables Funding I LLC	Fifth Third Bank	xxxxxx8465	0	0	0	0	0
Total			$681	$0	$0	($4)	$677

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 1B

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

For the Period October 2, 2017 through October 29, 2017

		Amount		Check		Amount Paid
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses
PJT Partners	Oct 2017	$150,000	Appvion, Inc.	WIRE	10/13/2017	$150,000	$0
AP Services, Inc.	Postpetition retainer	82,589	Appvion, Inc.	WIRE	10/26/2017	82,589	0

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 2

STATEMENTS OF OPERATIONS

For the Period October 2, 2017 through October 29, 2017

In Thousands USD	Appvion, Inc.	Paperweight Development Corp	PDC Capital Corp	Accounts Receivables Funding I LLC	APVN Holdings LLC
Net sales	$51,552	$—	$—	$—	$—
Cost of sales	45,076	—	—	—	—

Gross profit	6,476	—	—	—	—
Selling, general, and administrative expenses	8,116	—	—	—	—

Operating income (loss)	$(1,640)	$—	$—	$—	$—

Other expense (income)
Interest expense, net	$2,484	$107	$—	$—	$—
Reorganization items, net	11,066	—	—	—	—
Foreign exchainge (gain) loss	111	—	—	—	—
Other expense (income)	(42)	—	—	—	—

Total other expense (income)	$13,619	$107	$—	$—	$—

Income (loss) before income taxes	$(15,259)	$(107)	$—	$—	$—
Provision for income taxes	—	—	—	—	—

Net income (loss)	$(15,259)	$(107)	$—	$—	$—

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 3

BALANCE SHEETS

As of October 29, 2017

In Thousands USD	Appvion, Inc.	Paperweight Development Corp	PDC Capital Corp	Accounts Receivables Funding I LLC	APVN Holdings LLC
ASSETS
CURRENT ASSETS
Cash	$17,008	$—	$—	$681	$—
Restricted Cash	5,841	—	—	—	—
Accounts receivable	59,269	—	—	—	—
Receivables - affiliated	35,797	—	—	—	—
Inventory	93,025	—	—	—	—
Other current assets	15,800	—	—	—	—

Total current assets	$226,740	$—	$—	$681	$—
Property, plant, and equipment, net	$197,556	$—	$—	$—	$—
Intangible Assets	34,988	(2,181)	—	—	—
Other Assets	7,055	(301,299)	12	—	—

Total assets	$466,339	$(303,480)	$12	$681	$—

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$292,185	$—	$—	$—	$—
Accounts payable	27,459	—	—	—	—
Payable to affiliated	—	30,710	—	3,671	—
Accrued interest	2,432	—	—	—	—
Other accrued liabilities	18,354	—	—	—	—

Total current liabilities	$340,430	$30,710	$—	$3,671	$—
LONG-TERM LIABILITIES
Long-term debt, net	$—	$—	$—	$—	$—
Postretirement benefits other than pension	—	—	—	—	—
Accrued pension	—	—	—	—	—
Liabilities subject to compromise	449,160	—	—	—	—
Other long-term liabilities	50	—	—	—	—

Total liabilities	$789,640	$30,710	$—	$3,671	$—
STOCKHOLDER’S EQUITY
Common Stock, $.01 par value, 30,000,000 shares authorized; 5,823,112 shares issued and outstanding	$10,500	$91,760	$—	$—	$—
Paid in Capital	324,078	—	12	—	—
Accumulated deficit	(973,723)	(425,950)	—	(2,990)	—
Purch Price Adj - Affiliated	299,227	—	—	—	—
Accumulated other comprehensive income	16,617	—	—	—	—

Total stockholder’s equity	(323,301)	(334,190)	12	(2,990)	—

Total liabilities and stockholder’s equity	$466,339	$(303,480)	$12	$681	$—

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 4

SUMMARY OF UNPAID POSTPETITION DEBTS

As of October 29, 2017

			Number of Days Past Due
In Thousands USD	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable Aging:
Total	$24,508	$2,951	$0	$0	$0	$27,459

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 5

ACCOUNTS RECEIVABLE AGING

As of October 29, 2017

			Days Aged
In Thousands USD	Current	0-30	31-60	61-90	Over 90	Total
Accounts Receivable Aging:
Trade	$52,337	$5,354	$59	$148	$220	$58,117
Other	4,723	0	0	0	0	4,723
Reserve	0	0	0	0	0	(3,571)

Total	$57,060	$5,354	$59	$148	$220	$59,269

MOR

(04/07)

In re: Appvion, Inc. et al.,	Case No. 17-12082 (KJC)
Debtors	Reporting Period: 10/2/17 - 10/29/17

MOR - 5A

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	Note 1

Note 1 - The Company opened the following accounts during the period:

1.	Account xxxxxx2865 at Fifth Third Bank on 10/11/17, used for cash collateral for existing L/Cs
2.	Account xxxxxx2899 at Fifth Third Bank on 10/18/17, used for utility deposits

MOR

(04/07)